SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 11, 2002



                     McMoRan Exploration Co.


     Delaware                001-07791          72-1424200
 (State or other            (Commission        (IRS Employer
 jurisdiction of            File Number)       Identification
 incorporation or                                 Number)
   organization)

                       1615 Poydras Street
                  New Orleans, Louisiana  70112

 Registrant's telephone number, including area code:  (504) 582-4000

Item 5. Other Events and Regulation FD Disclosures

McMoRan Exploration Co. announces the extension of the maturity of its sulphur unit's credit facility and the progress made towards completing certain proposed transactions with Offshore Specialty
Fabricators Inc. (OFSI)  (Exhibit 99.1).




                            SIGNATURE
                       ------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              McMoRan Exploration Co.


                              By:  /s/ C. Donald Whitmire Jr.
                                   ------------------------------
                                       C. Donald Whitmire, Jr.
                                  Vice President & Controller -
                                        Financial Reporting
                                     (authorized signatory and
                                    Principal Accounting Officer)


Date:  March 12, 2002



                     McMoRan Exploration Co.
                          Exhibit Index

Exhibit
Number

99.1 Press release dated March 11, 2002 "McMoRan Exploration Co.
     Announces Extension Of Sulphur Unit Credit Facility and Progress On Transaction With OFSI".